Exhibit 99.1

Fulton Financial Corporation

2004 Annual Meeting April 22, 2004

Safe Harbor statement

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Rufus A. Fulton, Jr.

Chairman and CEO

Introduction and Message to Shareholders

2004 Annual Report:

Consistent Performance

Annual Report Highlights

Annual Report Highlights

Milestones of 2003

Fulton Financial Corporation

Premier Bank

Doylestown Office

Executive Office

Premier Bank offices

Southampton Office

Yardley Office

Premier Bank offices

Montgomeryville Office

Bensalem Office

Abington Office

Bank Insurance & Securities

Resource Bamk

. Double-digit growth in earnings per share, deposits and loans

. Ranked 5th in three-year return on equity

. The only Virginia-based bank with offices in Virginia’s three major markets

. Market area accounts for over 73% of all deposits in the state

Lawrence N. Smith

Acquisitions

. Resource Bank

. Premier Bank

. Drovers & Mechanics Bank

. 18 Sovereign Bank Branches

. Dearden, Maguire, Weaver and Barrett, Inc.

. Skylands Community Bank

. Ambassador Bank of the Commonwealth

. Lebanon Valley National Bank

. Peoples Bank of Elkton

. Woodstown National Bank & Trust Company

. Bank of Gloucester County

. Delaware National Bank

. Central Pennsylvania Savings Association

. Hagerstown Trust Company

. Denver National Bank

. Great Valley Savings Assn.

. First National Bank of Danville

. Second National Bank of Nazareth

. Lafayette Trust Bank

. Pen Argyl National Bank

. Swineford National Bank

. Farmers Trust Bank

Possible future expansion

Current Markets

Future Expansion

New Ag Business

.$ 165 million

. 350 new clients

. Located in Pennsylvania and Delaware

. #1 Ag lender in Pennsylvania and the northeast

. Lenders have joined our team

Fulton Mortgage Company

Mortgage Originations:

. 2003: $1.1 billion

. 2002: $800 million

Fulton Financial Corporation

2004 Annual Meeting April 22, 2004

Scott Smith

President and Chief Operating Officer

2003 Financial Performance

Corporate Profile (as of 12/31/03)

.? 9.8 billion in assets (Rank: 56th)

.? 2.59 billion in market capitalization

(Rank: 49th)

. 2nd largest commercial bank headquartered in the Third Federal Reserve District

Where are we located?

The Bank

Delaware National Bank

FNB Bank

Fulton Bank

Hagerstown Trust

Lafayette Ambassador Bank

Lebanon Valley Farmers Bank

The peoples Bank of Elkton

Premier Bank

Resource Bank

Skylands Community Bank

Swineford National Bank

Accomplishments

. 22 consecutive years of record earnings

. 8.8% compounded annual growth rate in earnings per share

. 29 consecutive years of dividend increases

. 10.3% compounded annual growth rate in dividends per share

. Proven business model

. Consistently high performance

Fulton Financial Corporation

. Record earnings

. High asset quality

. Strong net interest margin

. Prudent expense control

2003 Performance

$ 1.28 Net income per share

(4.1% increase over 2002)

$ 0.623 Cash dividends per share

(11.4% increase over 2002)

1.57% Return on Assets

15.45% Return on Equity

53.80% Efficiency Ratio

Five-Year Performance

1998 2003

Net income per share $ .88 $1.28

Cash dividends per share $ .37 $.62

Return on assets 1.60% 1.57%

Return on equity 15.06% 15.45%

Efficiency ratio 55.3% 53.8%

Dividend payout 41.6% 48.7%

All information is as originally reported

2003 Total Return

Institution/Index Percent Change

Nasdaq Nat’l Market 50.77

FULTON FINANCIAL 34.33

Nasdaq Bank Index 33.03

NYSE Bank Index 31.79

S&P 500 28.67

Dow Jones 28.26

Large Banks 25.59

Peer Group 24.39

Five-Year Total Return

Institution/Index Percent change

FULTON FINANCIAL 80.85

Nasdaq Banks 77.73

Peer Group 50.59

NYSE Banks 42.00

Large Banks 25.40

Dow Jones 24.97

S&P 500 -2.81

Nasdaq Nat’l. Market -7.04

Wall Street Journal (3/8/04)

Ranking of Banks by 5-Year Average Compound Annual Total Return*

. 62 banks listed

. 43 banks ranked lower than Fulton,

including Wells Fargo, Bank of America, Marshall & Ilsley, Wilmington Trust, Mercantile, Synovus, Fifth Third, PNC, BB&T, Wachovia, J.P. Morgan Chase and Bank of New York

. 18 banks ranked higher than Fulton,

including Commerce, M&T, North Fork, and Valley National

*includes price changes and dividend reinvestment

Stock Performance (1982-2003)

1982—100 shares—$1,750

2003—1,567 shares—$34,317

15	return WITHOUT

%dividend reinvestment

Stock Performance (1982-2003)

1982—100 shares—$1,750

2003—3,322 shares—$72,752

19 return WITH

%dividend reinvestment

Stock Highlights

Average daily trading volume 116,730

Number of Analysts 11

Number of Market Makers 35

Number of shares outstanding 117.2 million

Market capitalization $2.59 billion

Employee Stock Ownership

. 70% of our employees collectively own more than 2 million shares of FFC stock

. Stock options help us to retain long-term, loyal employees

Employee Retention

1999 2000 2001 2002 2003

Exempt

Non-exempt

Overall

Analysts

. Citigroup Smith Barney Hold

. Cohen Bros Outperform

. Ferris Baker Watts Strong Buy

. Janney Montgomery Scott Hold

. Keefe Bruyette & Woods Marketperform

. Legg Mason Wood Walker Hold

. McDonald Investments Buy

. Moors & Cabot Hold

. RBC Capital Markets Underperform

. Ryan Beck Outperform

. Sandler O’Neill & Partners Hold

Accounting/Auditing

. Compliance with accounting standards

. Designated a financial expert

. Disclosure committee

. Enhanced Audit Committee role

. CEO and CFO certifications

. Audit Committee approval of financial filings

http://www.fult.com

Fulton Financial Corporation

2004 Annual Meeting April 22, 2004